CREDIT CARD TRANSACTION PROCESSING
                        AND SETTLEMENT SERVICES AGREEMENT

================================================================================


This "Agreement" is entered into by and between:

     1. ASIA PAYMENTS, INC. ("API" or "Company") a United States corporation incorporated in the State of Delaware with its' principal office located at: 704 N. King Street, Suite 500, Wilmington, Delaware, U.S.A., and

     2. E-CHARGE USA ("e-Charge" or "Company"), a United States corporation with its' principle office located at: 444 Niu Street, Honolulu, HI, U.S.A.

API and Customer are referred to individually as the "party" or collectively as the "parties."

     The  "Effective  Date"  of  this Agreement is ____________________________,
2004.


RECITALS

A. API is in the business of developing computer system and software applications that enable acceptance, processing, clearing, and settlement of credit card payment transactions (the "Payment Processing System"). API provides Payment Processing Systems to merchants and financial institutions throughout Asia.

B. API is a wholly owned subsidiary of Asia Payment Systems, Inc., (a public company in good standing with and reporting to the Securities Exchange Commission in New York, New York under the NASDAQ OTC Bulletin Board market trading symbol "APYM").

C.   Customer is a merchant whose business is in good standing.

D. Customer desires to enter into an agreement with API for API to provide Payment Processing Services to Customer. This Agreement sets out the terms and conditions of the agreements of the parties.

CONSIDERATION.

     In consideration of the mutual covenants and conditions contained in the Agreement, the Parties agree as follows:


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Credit Card Transaction Processing and Settlement Services Agreement      Page 1
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SECTION 1:  DEFINITIONS


"Acquiring Bank" means Chase Merchant Services acquiring account # 451222652997.
 --------------

"API Hub" means a physical location established by API in Honolulu, Hawaii,
 -------
U.S.A. that will comprise premises, equipment, software and other necessary elements for the sole purpose of performing Customer Transactions and related obligations under this Agreement.

"Business Day" means Monday (0900 to 1700) to Saturday (0900 to 1300) but
 ------------
excluding bank holidays, public holidays, and typhoon affected days (where the official signal number 8 is hoisted prior to 0900) in Hong Kong.

"API System" means API's proprietary operating systems and databases which
 ----------
enable acceptance and settlement of transactions involving Credit Cards and provide a range of customer report data including, but not limited to, customer and merchant transaction histories.

"Charge Back" means any refund (whether charge amounts, penalties, or fees) made
 -----------
to a customer of an Acquiring Bank after due inquiry.

"Charge Back Fees" The cost of processing a Charge Back as set out in SCHEDULE
 ----------------
1-FEES.

"Credit Cards" means any Visa, MasterCard, AMEX, JCB, Domestic China UnionPay,
 ------------
Diner's Club, Discover, or local proprietary Private Label card.

"Credit Card Issuers" means any bank or other financial institution that issues
 -------------------
the Credit Cards.

"Credit Card Transaction" means any transaction which generates Credit Card
 -----------------------
Transaction Data, and includes any transaction in which one party uses a credit card to purchase goods or services as described on the printed or handwritten sales record.

"Credit CardTransaction Data" means all sales capture and related transaction
 ---------------------------
data, including each Authorization, "Authorization Only," Authorization and Sales Capture, Sales Capture, Disbursement, Refund, Credit, Charge Back, or Void transaction

"Customer Account" means one or more accounts established and maintained between
 ----------------
Customer and Acquiring Bank for the settlement of Credit Card Transactions, in such currencies as Customer may specify in writing.

"Customer Network" means the telecommunications and data network used by
 ----------------
Customer to transport Credit Card Transaction Data to the API Hub.

"Services" means the services identified in this Agreement that API is obligated
 --------
to perform for Customer.

"Service Fees" means the fees to be paid to API by Customer as set out in
 ------------
SCHEDULE 1-FEES.


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"Third Party Transaction Fees" means the customer processing fee and all fees
 ----------------------------
associated with processing U.S. Dollars, YEN, or other currency transactions that Customer would otherwise be liable to pay to third parties, including but not limited to, Acquiring Banks.


SECTION 2:  OBLIGATIONS OF API

During the Term of this Agreement and any period of renewal or extension to this Agreement, API agrees to perform the following:

2.01 Services.  API  shall  perform  the  following  Services:
     --------

     a. Maintain and administer the Chase Merchant Services account (#451222652997) which is currently owned by e-Charge USA for Customer.

     b. Inform Customer in writing (which may include by facsimile or email) the locations to which Credit Card Transaction Data must be transmitted, any necessary passwords, the format of the data and giving Customer such information as it may require or reasonably request to process Credit Card Transactions.

     c. Process the Customer's Credit Card Transactions in the following manner:

          1.   API shall review the accuracy of the Credit Card Transaction
               Data.

          2. API shall timely process all Credit Card Transaction Data in such currencies as agreed between the parties.

          3. API shall forward all Credit Card Transaction Data to the Acquiring Bank(s) established by API for customer or designated by Customer for settlement and payment.

     d. Remit all transactions to Customer within five (5) business days after receipt by API of the first settlement notices from the Acquiring Bank for Customer Transactions, after deducting any Service Fees, Third Party Transaction Fees, and Charge Back Fees.

     e.   Periodically provide customer reports. Reports may include:

          1.   Customer  and  merchant  transaction  histories.

          2. Reports issued by an Acquiring Bank including, but not limited to: (a) Credit Card Accounts; and (b) Charge Backs.

     f. In relation to Charge Backs, API shall provide to Customer written notice (which may include by facsimile or email) of any Charge Backs, the reason for the Charge Back and details of all corresponding suspense accounts and other relevant information (as they become available) from an Acquiring Bank. API


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Credit Card Transaction Processing and Settlement Services Agreement      Page 3
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          may require a chargeback reserve should the Acquiring Bank providing such services so require or should the number of charge backs become unreasonably excessive and shall in such case provide copies of correspondence from the Acquiring Banks that request such a reserve.

     g. Periodically (at least once per year) negotiate in good faith to minimize Third Party Transaction Fees for the benefit of Customer.

2.02 Service Level Commitment. API Services shall, during any calendar month,
     ------------------------
     shall be available be no less than ninety-eight percent (98%) of the time (based on 24 hours per calendar day), save for scheduled maintenance or scheduled downtime ("Maintenance"), or failure of any of Customer's equipment that is not due to any intentional or negligent act or omission. Notice of any Maintenance will be provided in writing (which may include facsimile or email) to Customer, at least seven (7) calendar days prior to the contemplated event. Maintenance will be carried out and completed using all reasonable haste.

2.03 Pay Own Costs to Comply With this Agreement. Company will be liable for all
     -------------------------------------------
     of its own costs and expenses as may be necessary to incur from time to time in order to comply with its obligations in this Agreement.


SECTION 3:  OBLIGATIONS OF CUSTOMER

During the Term of this Agreement and any period of renewal or extension to this Agreement, Customer agrees to do the following:

3.01 Customer Network. With respect to the Customer Network, Customer agrees to:
     ----------------

     a.   Install a fully functional Customer Network.

     b. Maintain the Customer Network to provide API with all Credit Card Transaction Data related to all Customer's Credit Card Transactions.

3.02 Communicate Transaction Data. Customer agrees to transmit all Credit Card
     ----------------------------
     Transaction Data to the API Hub in a form acceptable to API by way of the Customer Network in a timely manner.

3.03 Processing Instructions. Customer will provide written instructions to API
     -----------------------
     as to which Credit Card Transactions are to be processed by API and in which currencies and in which jurisdictions as Customer may require.

3.04 Payment of all Fees. Customer agrees to pay:
     -------------------

     a. All Implementation Fees, Service Fees, Charge Back Fees, Other Service Fees, and Taxes (as set out in SCHEDULE 1-FEES) when due.


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     b.   Customer agrees that API may deduct such fees from any amounts due to
          Customer. Further, interest of twelve percent (12%) shall accrue on all unpaid fees not paid on or before the due date.

3.05 Payment of all Charge Backs.  Customer agrees to pay:
     ---------------------------

     a.   all Charge Backs when due.

     b. all other fees or expenses imposed by any bank or other third party related to any Charge Back.

3.06 Preservation of Records. Customer must securely preserve for not less than
     -----------------------
     one year: (a) an original paper copy or microfilm copy of each and every credit card sales transaction recording customer signature and authorizing Customer to process a corresponding Credit Card Transaction; and (b) copies of any original documents provided by Customer to API pursuant to a Credit Card Transaction.

3.07 Pay Own Costs to Comply With this Agreement. Customer will be liable for
     -------------------------------------------
     all of its own costs and expenses as may be necessary to incur from time to time in order to comply with its obligations in this Agreement.


SECTION 4:  TERM AND TERMINATION

4.01 Initial Term of this Agreement. The term of this Agreement shall be for a
     ------------------------------
     period of One (1) YEAR (the "Initial Term") from the Effective Date, unless terminated sooner for a reason of Default, as described below, or by agreement of the Parties.

4.02 Automatic Renewal. After the Initial Term, the term of this Agreement will
     -----------------
     be automatically extended and continue for continuous successive terms of one (1) year (individually referred to as "Successive Term"), until either Party gives the other written notice of termination.

     a. Unless otherwise agreed by the Parties in writing, the terms of the Agreement shall remain the same in each Successive Term.

     b. Any notice of termination must be provided at least ninety (90) days prior to the end of the Initial Term or then current Successive Term.

4.03 Termination By Agreement. The Parties agree that this Agreement may be
     ------------------------
     terminated at any time by mutual written agreement.

4.04 Termination for Default. In the event of a breach of any obligation of
     -----------------------
     either Party under this Agreement (an event of "Default"), the Non Defaulting party shall notify the Defaulting party in writing of the specific nature of the Default and shall request that the Default be cured. If Defaulting party does not cure the Default within Thirty (30) days of the notice, the Non Defaulting party may immediately terminate this Agreement.


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Credit Card Transaction Processing and Settlement Services Agreement      Page 5
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     a.   During any period of default related to payment of Fees by Customer,
          API reserves the right to terminate Services until the Default is cured to the API's satisfaction.

4.05 Automatic Termination. This Agreement will automatically be terminated on
     ---------------------
     any of the following conditions:

     a.   Bankruptcy. In the event that either party becomes insolvent or is
          -----------
          declared bankrupt, or makes an assignment for the benefit of creditors, or in the event that a receiver is appointed or any proceeding is demanded by, for or against either party under any provisions of the federal Bankruptcy Code.

4.06 Effect of Termination. Should the Agreement terminate for any reason,
     ---------------------
     Customer agrees to immediately discontinue using API's Services and return any of API's property to API. Further, Customer agrees to pay API all amounts still due for Services provided Customer.


SECTION 5:  INTELLECTUAL PROPERTY RIGHTS AND CONFIDENTIALITY

5.01 Intellectual Property. For the purposes of the Agreement, "Intellectual
     ---------------------
     Property" of the parties includes all patents, trademarks, service marks, copyrights, and other proprietary technical information associated with the party or its products or services, whether now existing or created in the future.

5.02 Ownership of Intellectual Property. All Intellectual Property of either
     -----------------------------------
     party which is provided to the other party in the course of performing any obligations under this Agreement shall continue to belong to the disclosing party.

5.03 Confidential Information. For the purposes of the Agreement, "Confidential
     ------------------------
     Information" means all proprietary, secret, confidential information, or data relating to Company, its operations, employees, services or customers that is disclosed in writing, orally, or by drawing or other form.

     a.   Terms of Nondisclosure. Customer acknowledges that Customer may
          ----------------------
          receive Confidential Information in connection with the Agreement and the performance of Services. Customer agrees:

          1. to maintain Confidential Information in strict confidence and not to disclose any Confidential Information to any third party during the term of this Agreement or anytime after the termination of this Agreement.

          2. Customer will not use any Confidential Information for any purpose other than for the performance of the rights and obligations under this Agreement during the term of this Agreement, without the prior written consent of the Company.


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          3.   that Confidential Information shall remain the sole property of
               Company and that it will take all reasonable precautions to prevent any unauthorized disclosure of Confidential Information by its employees. No license shall be granted by the disclosing party to the receiving party with respect to Confidential Information disclosed unless otherwise expressly provided in this Agreement.

          4. to return copies, notes or other materials in other tangible forms containing any portion of the Confidential Information upon request by the Company.

          5. if requested, to secure a signed confidentiality agreement from any person under Customer's control who comes in contact with such Confidential Information.

     b.   Exclusions. Customer shall have no obligation concerning any portion
          ----------
          of Confidential Information that:

          1. was known to Customer before the receipt of such Confidential Information from the Company;

          2. was lawfully obtained by Customer from sources other than Company under no obligation of confidentiality;

          3. lawfully was or becomes publicly known or available prior to disclosure other than as a result of an act or failure to act by Customer; or

          4. is required to be disclosed by Customer by applicable law or legal process, provided however, that Customer shall give Company prior notice of any such disclosures sufficiently in advance to enable Company to obtain a protective order and shall limit disclosure to only the information required to be disclosed by law.

     c.   Publicity. Neither party shall disclose any of the specific terms of
          ---------
          this Agreement to any third party without the prior written consent of the other party, which consent shall not be withheld unreasonably

5.04 Information Remains the Property of Company. Any specifications, drawings,
     -------------------------------------------
     sketches, models, samples, tools, computer or other apparatus programs or codes, technical or business information or data, field trial results and/or reports, written, oral or otherwise (collectively "Information") furnished to Customer under the Agreement or in contemplation of the Agreement, shall remain the property of Company. All copies of the Information, in written, graphic or other tangible form, shall be returned to Company at Company's request.


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5.05 Preservation of Marks. Nothing in this Agreement creates in a party any
     ---------------------
     intellectual property rights in the Marks of the other party. For purposes of this Agreement, the capitalized term "Marks" means corporate or trade names, logos, trademarks, patents, copyrights, service marks, or other symbols that serve to identify and distinguish a party or its products from its competitors.


SECTION 6:  LIMITATION OF LIABILITY, DISPUTE RESOLUTION, & GOVERNING LAW

6.01 Indemnification. Each party ("First Party") shall indemnify and hold the
     ----------------
     other party ("Second Party") harmless from: any (1) claims by, and (2) damages awarded to, any third party for any alleged acts, omission, or breach of the First Party, including any claim for infringement on the third party's intellectual property rights. The First Party also agrees to pay all costs (including without limitation attorneys fees, court costs, and costs of investigation) reasonably incurred by the Second Party in defending such claim.

6.02 Limitation of Liability. The liability of Company shall be limited to, at
     -----------------------
     the option of Company, performance of any Services which were not performed or the refunding of any money paid to Company for performance of such Services. If Company is liable to Customer for any matter arising out of or relating to the negotiation, formation, performance or non-performance of this Agreement, whether based on an action or claim in contract, equity, negligence, tort, or otherwise, Company shall not be liable for any damages sustained by Customer exceeding the total amounts paid to Company by Customer for Services under this Agreement.

6.03 Dispute Resolution. Each party will make reasonable best efforts to
     ------------------
     amicably resolve any disputes or claims under this Agreement among the parties. The parties shall attempt in good faith to resolve any dispute between them promptly by negotiation between the parties' executives. Either party may send the other a request to negotiate.

     a. If negotiation does not result in resolution within thirty (30) days from the request to negotiate, the parties agree to submit the dispute to nonbinding mediation. Either party may make a request for mediation. The mediation must occur within ninety (90) days of the request for mediation.

     b. Should any dispute not be resolved by mediation within the time period set out for mediation (whether a mediation occurs or not), then either party may file a petition for arbitration. The arbitration must occur within one hundred eighty (180) days of the request for mediation. Arbitration shall be conducted by a single arbitrator and be binding on all parties to the arbitration. The rules for arbitration shall be governed by the procedures set out by the American Arbitration Association. Judgment upon any award rendered by the arbitrator may be entered by any court having jurisdiction over the parties.

     c. Any mediator or arbitrator shall be selected by mutual agreement of the parties, and the cost charged by any mediator or arbitrator shall be divided equally among the parties. Any arbitrator must be a member of the American Arbitration


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          Association. Any mediation or arbitration shall take place in the
          State of Hawaii, U.S.A. and shall be conducted in English.

     d. These procedures will apply to any and all disputes that may arise between the parties or between their respective principals, officers, directors, employees, agents, subsidiaries, parents, predecessors, successors, assigns, heirs or related entities.

6.04 Governing Law. This Agreement will be interpreted and enforced in
     -------------
     accordance with the laws of the United States of America. Venue for any claims shall be the State of Hawaii, U.S.A.


SECTION 7:  NOTICES

7.01 Notices. Any notice or request required or permitted to be given to any
     --------
     party shall be given in writing and shall be: (a) hand delivered or (b) conveyed by courier, such as DHL, Federal Express, or United Parcel Service, or to the party. The address for delivery of any notice shall be the address for the party in this Agreement, or at such other address as such party may designate by written notice to the other party to this Agreement given in conformity with this paragraph. Notice shall be effective the date it is deposited in the mail or given to a third party to deliver to the recipient, whether or not the recipient signs for or accepts such notice.


SECTION 8:  GENERAL PROVISIONS

8.01 Independent Relationship Between the Parties. The relationship created
     --------------------------------------------
     under this Agreement is strictly limited to the relationship of buyer and seller for the sale of services. This Agreement does not create any agency, franchise, joint venture, partnership or other similar legal relationship between the parties.

8.02 Authorization. The individuals executing this Agreement warrant that they
     -------------
     have the authority to execute this Agreement as authorized agents and with full authority of any entity which such individual represents, and that the execution of this Agreement does not violate any applicable bylaws, regulations, operating agreement, rules or other resolution of such entity.

8.03 Incorporation of Related Documents. All exhibits, schedules, attachments
     ----------------------------------
     (including legal descriptions), and other instruments referred to in this Agreement are incorporated into this Agreement as completely as if they were copied verbatim into the body of it.

8.04 Complete Agreement. This instrument contains all of the agreements,
     ------------------
     representations, and conditions made between the parties. No representation, promise, inducement, or statement of intention has been made by or on behalf of either party which is not set forth in this Agreement. Neither this Agreement nor any of its provisions may be amended or modified other than by an instrument in writing signed by the parties.


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8.05 Further Assurances. Each party to this Agreement agrees to perform any
     ------------------
     further acts and to execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

8.06 Assignment,Binding Effect on Successors And Assigns. The parties shall not
     ---------------------------------------------------
     assign or transfer this Agreement, in whole or in part, or any right or obligation under this Agreement to any third party without the prior written consent of the other party. Subject to the foregoing, this Agreement and the parties' rights and obligations shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

8.07 Divisible Agreement. If any section or clause is found invalid or
     --------------------
     unenforceable, the remainder of this Agreement shall be enforceable.

8.08 Binding Effect - Successors And Assigns. Each and every one of the terms,
     ---------------------------------------
     conditions, and covenants contained in this Agreement shall extend to, be binding upon, and inure to the benefit of the parties and their respective, successors, and assigns.

8.09 No Third Party Beneficiaries. Neither this Agreement nor any other
     ----------------------------
     agreement contemplated in this Agreement shall be deemed to confer upon any person not a party to this Agreement any rights or remedies contained in this Agreement.

8.10 Limitation of Liability. Neither party shall be responsible for any debt,
     -----------------------
     loss, contract, or other obligation of the other party (including any obligation to any taxing authority), except as provided in this Agreement.

8.11 Force Majeure. Either party shall not be liable to the other for failure to
     -------------
     perform any part of this Agreement, except for any due payment obligation, when such failure is due to fire, flood, strikes, labour troubles or other industrial disturbances, inevitable accidents, war (declared or undeclared), embargoes, blockages, legal restrictions, governmental regulations or orders, riots, insurrections, or any cause beyond the control of such party ("Event"). The party so prevented from performance shall, however, use diligent efforts to resume performance.

     If any Event lasts for more than thirty (30) calendar days from the date of its occurrence, and that event prevents either party from performing all or part of its material obligations during that period, either party may terminate this Agreement by giving not less than fourteen (14) days notice to the other party.

8.12 Failure to Enforce Not Waiver. The failure of a party at any time or from
     -----------------------------
     time to time to require performance of any of another party's obligations under this Agreement shall in no manner affect the party's right to enforce any provision of this Agreement at a subsequent time, or constitute a waiver by the party of any right arising out of any subsequent breach.

8.13 Drafting. The normal rule of construction to the effect that any
     --------
     ambiguities are to be


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
     resolved against the drafting party shall not be employed in the interpretation of this Agreement or any exhibits or amendments to the Agreement.

8.14 Counterparts / Acceptance By Electronic Delivery. This Agreement may be
     ------------------------------------------------
     executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. The parties agree that original signatures will not be required to effectuate the terms of this Agreement. This Agreement may be executed and the terms of which fully accepted by either party by delivering an electronic form of this Agreement to the other party and indicating in the body (e.g. by signing) of the electronic delivery format that the enclosed Agreement has been accepted by the delivering party. Examples of electronic delivery include but are not limited to: facsimile transmission (but do not include e-mail delivery). A copy of this Agreement has the same force and effect as the original.





     SIGNED on ___________________________________________, 2004.


________________________________
e-Charge USA                         Asia Payments, Inc.
By:                                  By:


________________________________     ____________________________________
Name:                                Name:  Matt Mecke
Title:                               Title: President & CEO


Address:                             Address:
e-Charge USA                         Asia Payment Systems, Inc.
444 Niu Street                       800 5th Avenue #4100
Honolulu, Hawaii                     Seattle, Washington 98104
United States                        United States
Fax:                                 Fax: 1-206-470-1150


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Credit Card Transaction Processing and Settlement Services Agreement     Page 11
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                             SCHEDULE 1-SERVICE FEES


During the Term of this Agreement and any period of renewal or extension to this Agreement, Customer agrees to pay API, in U.S. Dollars ("USD") unless otherwise specified, the following:

1.   Initial Implementation Fee. Customer agrees to pay API USD $      0.00
     --------------------------                                  ---------------
     to establish an API Hub for Customer's benefit. This fee shall be deemed earned if the system has been successfully tested by procession Credit Card Transaction Data at one or more locations.

2.   Service Fees. The following which are collectively referred to as "Service
     ------------
     Fees:"

     a.   Per Transaction Fee. Customer agrees to pay API USD $0.50 cents per
          -------------------
          transaction for each Credit Card Transaction sent to API by or related to Customer.

     b.   Percentage of Gross Sales. Customer agrees to pay API half of one
          -------------------------
          percent (0.50%) of daily gross credit card sales processed by API for Customer into the Chase Merchant Services credit card merchant account (#451222652997).

3.   Charge Back Fees. The greater of the actual cost to API or USD $25.00 per
     ----------------
     occurrence, plus any related Credit Card Transaction fees.

4.   Other Service Fees. Customer agrees to pay API for all other services
     ------------------
     provided by API, apart from the Services set out in this Agreement. All other services will be charged at the rate of USD $150.00 per hour. In addition, the other services fees include all out of pocket expenses incurred by API.

     a.   Out of Pocket Expenses. Additionally, Customer agrees to reimburse API
          ----------------------
          for any travel and out of pocket expenses reasonably incurred by API or API personnel, unless otherwise agreed in writing by the parties. Other services include: hosting, customisation or additional development work, ongoing maintenance and training. In API will:

          1. obtain Customer's prior written approval for all individual travel expenses exceeding USD $2,000.00 and individual out of pocket expenses exceeding USD $150.00;

          2. incur such expenses in good faith in the course of API performing its obligations under this Agreement; and

          3. furnish original documentary evidence, such as receipts, with any corresponding invoice.


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
     Upon receiving a written request for "Other Services" from Customer, Company will return an estimate of charges along with relevant information. Customer will agree to "Other Services estimate and will sign such estimate and return to Company prior to Company undertaking any such services.

5.   Taxes. Additionally, Customer agrees to pay all sales taxes, value added
     -----
     taxes and goods and services taxes assessed by any governmental entity for charges related to API's services.

6.   Application of Services Fees. The Service Fees will apply equally for
     ----------------------------
     Yen-to-Yen transactions as well as Yen-to-USD transactions or any other currency-to-currency transaction.


     SIGNED on ___________________________________________, 2004.


________________________________         _______________________________
e-Charge USA                             Asia Payments, Inc.
By:                                      By:


________________________________         ____________________________________
Name:   ______________________           Name:     ________________________
Title:  ______________________           Title:    ________________________


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